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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):  August 6, 2002


                       John Hancock Life Insurance Company
             (Exact name of registrant as specified in its charter)


   Massachusetts                  333-45862                   04-1414660
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  (State or other                (Commission                 (IRS Employer
  jurisdiction of                File Number)              Identification No.)
   incorporation)


                               John Hancock Place
                                   PO Box 111
                           Boston, Massachusetts 02117
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 572-6000


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Item 7.  Financial Statements and Exhibits.

         In connection with the registrant's Registration Statement on Form S-3 (File No. 333-85488), on August 6, 2002, the registrant established a Medium-Term Note program for its SignatureNotes with maturities of 12 months or more from date of issue. The purpose of this Current Report on Form 8-K is to file with the Securities and Exchange Commission the Selling Agent Agreement to be used in connection with such program.

(c)      Exhibits.

         1.1     Selling Agent Agreement between the Registrant and the
                 Agents listed on the cover page thereof, dated August 6, 2002.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JOHN HANCOCK LIFE INSURANCE COMPANY

Date: August 12, 2002

                                   /s/ Thomas E. Moloney
                                   -----------------------------------
                                   Thomas E. Moloney
                                   Senior Executive Vice President and
                                   Chief Financial Officer






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                                  EXHIBIT INDEX

Exhibit
Number         Description
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1.1            Selling Agent Agreement between the Registrant and the
               Agents listed on the cover page thereof, dated August 6, 2002.





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